                                                                   EXHIBIT 10.15
                                                                   -------------

                                   ASSIGNMENT

     THIS ASSIGNMENT ("ASSIGNMENT") is by and between RSA Data Security, Inc.
                       ----------
("RSA") and Digital Certificates International, Inc., a Delaware corporation
-----
("DCI") and is dated this 18th day of April, 1995.
-----

                                    RECITALS

     A. RSA has sold its certification services business including the goodwill thereof to DCI in return for shares of DCI's Common Stock.
     B. Such sale has been accomplished pursuant to a Founders Subscription Agreement between RSA and DCI of even date herewith.

     C. The Founders Subscription Agreement requires an assignment by RSA of the assets of its certification services business and the parties have entered into this Agreement to execute such transfer.

                                   AGREEMENT

     1.  ASSIGNMENT.  Except as set forth in Section 2, for good and valuable
         ----------
consideration the adequacy of which is hereby acknowledged, RSA hereby transfers and assigns to DCI all of its right, title and interest in the following property:

          1.1 All of RSA's hierarchy root keys including without limitation its Low-Assurance Hierarchy, Secure Server Hierarchy, Intra-Organization Only Hierarchy, Persona Root Key and Commercial Hierarchy as listed on Exhibit A
                                                                  ---------
hereto.

          1.2  The source code, object code, copyright and trade secrets (the

"SOFTWARE") contained in the software products set forth on Exhibit B hereto.
---------                                                   ---------
The source code shall include, but is not limited to, design documents, error logs, bug lists, and developer's documentation.

RSA Data Security, Inc.
Assignment
Page 2

          1.3 All discoveries, developments, designs, innovations, improvements, inventions, formulas, processes, techniques, know-how and data (whether or not patentable, and whether or not at a commercial stage, or registrable under copyright or similar statutes) (the "KNOW-HOW") contained in
                                                       --------
the Software.

          1.4 The design, specifications, blueprints, shop drawings and trade secrets embodied in the CIS hardware more specifically described on Exhibit C
                                                                    ---------
hereto, subject to the rights (the "BNN RIGHTS") of BBN Communications, a
                                    ----------
Division of Bolt Beranek and Newman Inc., and affiliated entities as set forth in the Source Code Software License Agreement between BBN Communications and RSA dated October 5, 1992, the Value Added Reseller Agreement between BBN Communications and RSA dated October 7, 1992 and the Software License Agreement between BBN Systems and Technologies and RSA dated September 22, 1994.

          1.5  The tangible personal property set forth on Exhibit D hereto.
                                                           ---------

     2.  RETENTION OF RIGHTS.  Notwithstanding the provisions of paragraphs 1.2
         -------------------
and 1.3 of this Assignment, the following property and rights are expressly excluded from the assignments hereunder and reserved to RSA:

          2.1 All right, title and interest in and to the Software and the Know-How in RSA's products known as "TIPEM" and "BSAFE" including without limitation that portion of the software products identified on Exhibit B
                                                               ---------
consisting of TIPEM and BSAFE. Contemporaneously with the execution of this Assignment, RSA and DCI shall enter an OEM Master License Agreement granting DCI a license to TIPEM and BSAFE on the terms and conditions set forth in such OEM Master License Agreement.

RSA Data Security, Inc.
Assignment
Page 3


          2.2. A non-exclusive, perpetual, transferable, royalty-free right and license to make, use, modify, support, compile, reproduce, display, disclose, perform, transmit, market, sublicense and distribute the Software and the Know-How in the software products identified on Exhibit B as "SoftCIS" with TIPEM,
                                           ---------
BSAFE or any successor products to TIPEM or BSAFE; provided, however, that: (i) RSA shall have no right to sublicense SoftCIS as a standalone product; and (ii) sublicenses of SoftCIS will restrict use of such products to certification of public keys provided by RSA or DCI.

          2.3 A non-exclusive, perpetual, transferable, royalty-free right and license to embed the hierarchy root keys assigned to DCI hereunder in TIPEM or BSAFE or any successor product to TIPEM or BSAFE to permit users of TIPEM or BSAFE to embed such root keys in software products made, used, modified, supported, compiled, reproduced, displayed, disclosed, performed, transmitted, marketed, sublicensed or distributed by such users.

     3.  ASSIGNMENT OF CONTRACTS.
         -----------------------

          3.1 RSA hereby assigns all of its rights, title and interest in the contracts (or portions thereof) set forth in Exhibit E hereto and any bids,
                                             ---------
proposals, quotations and commitments set forth on Exhibit G attached hereto.
                                                   ---------
DCI hereby assumes all outstanding liabilities and obligations of RSA under such contracts. To the extent such contracts require consent of any party to their assignment, the consent so required has been obtained except as noted on Exhibit
                                                                         -------
E.  If so noted, such assignment and assumption is subject to RSA obtaining such
-
consent. RSA agrees to use its reasonable best efforts to obtain such consents. In the event any such consent cannot be obtained, RSA and DCI agree to negotiate in good faith to permit

RSA Data Security, Inc.
Assignment
Page 4

RSA to honor its obligations to other parties to such contracts while obtaining for DCI the economic benefits of this Assignment.

          3.2  With respect to the assignment of Sections 2.3 and 7 (the "APPLE
                                                                          -----
SECTIONS") of the Second Encryption Software License Agreement between RSA Data
--------
Security, Inc. and Apple Computer, Inc. ("APPLE COMPUTER") dated as of September
                                          --------------
25, 1990 (the "APPLE AGREEMENT"), Sections 2.1.5, 2.2.4, 5.2 and 5.15 (the
               ---------------
"MICROSOFT SECTIONS") of the Technology Software License Agreement between RSA
-------------------
and Microsoft Corporation ("MICROSOFT") dated May 24, 1991 (the "MICROSOFT
                            ---------                            ---------
AGREEMENT"), the second sentence of Section 2.3.5 of the BSAFE/TIPEM OEM Master
---------
License Agreement between RSA and Enterprise Integration Technologies Corporation, dated as of November 21, 1994 (the "EIT SECTIONS") and that portion
                                                 ------------
of Exhibit A quoted on Exhibit E hereto to that certain BSAFE/TIPEM OEM Master
                       ---------
License Agreement between RSA and Premenos Corp., dated July 12, 1994 ("PREMENOS
                                                                        --------
SECTIONS") RSA agrees that it shall not consent to any amendment to the Apple
--------
Sections, Microsoft Sections, EIT Sections or Premenos Sections without DCI's prior written consent.

          3.3 In the event RSA breaches its covenants set forth in Section 3.2, DCI shall be entitled to recover from RSA its actual out-of-pocket damages plus reasonably anticipated lost profits from RSA's breach.

          3.4 In the event Apple Computer of Microsoft do not consent to the assignment of the Apple Sections or Microsoft Sections respectively, and DCI wishes to cause RSA to enforce either the Apple Sections or Microsoft Sections, RSA agrees, upon DCI's written

RSA Data Security, Inc.
Assignment
Page 5

request and at DCI's sole expense, to prosecute enforcement of such Sections through counsel selected by DCI. Such counsel shall represent RSA and RSA waives any conflict in connection with such representation provided that such counsel previously has not represented any party in a matter or proceeding in which such party's interest was adverse to RSA. In this connection RSA agrees to cooperate with DCI in connection with the prosecution of any such matter. Notwithstanding the foregoing, RSA's obligations under this Section 3.4 shall terminate and be of no further force or effect upon DCI's failure to make timely payments of all costs and expenses incurred by RSA or its counsel under this Section 3.4.

     4.  FURTHER ASSISTANCE.  RSA agrees, at no charge to DCI, but at DCI's
         ------------------
expense, (i) to sign and deliver to DCI such other documents as DCI considers desirable to evidence the assignment of the foregoing rights to DCI and DCI's ownership of such rights and property and (ii) to cooperate with DCI in performing any lawful act or signing any document which DCI in its sole judgment considers necessary to apply for, prosecute, obtain or enforce any patent, copyright or other right of protection relating to any intellectual property.
In the event DCI is unable to secure RSA's signature on any such document, RSA hereby irrevocably designates and appoints each of DCI and its duly authorized agents as its attorney-in-fact, to act for and in its behalf and stead, for the limited purpose of executing and filing any such document and doing all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights, or other protections with the same force and effect as if executed and delivered by RSA.

RSA Data Security, Inc.
Assignment
Page 6

     5.  REPRESENTATIONS AND WARRANTIES OF RSA.  RSA represents and warrants to
         -------------------------------------
DCI that:

          5.1 RSA has, and hereby transfers to DCI, good, valid and marketable title free from all security interests, liens, claims, charges, encumbrances, or any other defects in title of any nature whatsoever to all of the rights and assets described in Section 1 above, subject to Section 2 and the BBN Rights.

          5.2 The property and contract rights assigned by RSA to DCI pursuant to Section 1 and Section 3 above are sufficient to permit DCI to conduct the certification business described in that "Digital Certificates International, Inc. Strategic Business Plan, November 1994, Version 2.0."

          5.3  Attached hereto as Exhibit F is a true and accurate list of the
                                  ---------
names and addresses of employees of RSA that may be employed by DCI (the

"EMPLOYEES").  Exhibit F sets forth for each such employee a rate of
----------     ---------
compensation (including annual bonuses), and anticipated date of salary review. RSA does not have any employment contracts or consulting agreements currently in effect with such employees which are not terminable at will except as set forth on Exhibit F.
   ---------

          5.4  Attached as Exhibit G is a true and accurate list of all
                           ---------
outstanding bids, proposals, quotations, and commitments for the sale of certification services by RSA.

          5.5  The Agreements set forth on Exhibit E are in full force and
                                           ---------
effect and are binding upon RSA and to the best of RSA's knowledge are binding on the other parties thereto. No default by RSA has occurred thereunder and to the best of RSA's knowledge, no default by

RSA Data Security, Inc.
Assignment
Page 7

the other contracting parties has occurred thereunder and no event has occurred which with the giving of notice or the lapse of time or both would constitute a default. The agreements set forth in Exhibit E are all of the agreements to
                                     ---------
which RSA is a party which commit RSA
to engage in the "Certificate Business" as such term is defined in the Non-Compete and Non-Solicitation Agreement of even date herewith between RSA and DCI. The agreements set forth in Exhibit E are all of the agreements to which
                                  ---------
RSA is a party necessary to permit DCI to conduct its business as now being conducted or proposed to be conducted in the Business Plan Version 2.0 dated November, 1994 and attached as Exhibit E to the Series A Preferred Stock
                               ---------
Purchase Agreement dated an even date herewith, by and between DCI, RSA and the purchasers listed on Exhibit A to such Agreement. True and complete copies of
                     ---------
the agreements set forth in Exhibit E have been delivered to counsel to Bessemer
                            ---------
Venture Partners.

          5.6  The agreements set forth on Exhibit H are a true and complete
                                           ---------
list of the agreements to which RSA is a party which contain restrictions on a third party's ability to engage in the Certificate Business, other than agreements set forth on Exhibit E.
                        ---------

          5.7 The execution, delivery and performance of this Assignment has been duly and validly approved and authorized by RSA's Board of Directors and no authorization or approval, governmental or otherwise, is necessary in order to enable RSA to enter into and perform the terms of this Agreement. This Assignment is a valid and binding obligation of RSA enforceable in accordance with its terms. Neither the execution and delivery of this Assignment nor the consummation of the transactions contemplated hereby will conflict with, or result in a breach or violation of, any provision of RSA's Certificate of Incorporation or Bylaws as

RSA Data Security, Inc.
Assignment
Page 8

currently in effect, or any material instrument or contract to which RSA is a party or by which RSA is bound.

     6.  EMPLOYEES.  Exhibit F sets forth those RSA employees and consultants
         ---------   ---------
which RSA anticipates may be employed by DCI. DCI shall, at its sole election, determine those RSA employees and consultants listed on Exhibit F which it
                                                        ---------
desires to employ and shall employ same on such terms and conditions as shall be negotiated between DCI and each such employee. If DCI employs any such RSA employee or consultant within sixty (60) days from the date hereof, DCI will reimburse RSA for all salary and benefits paid to such employee or consultant after the date hereof to the date of employment by DCI.

          7.  PROPRIETARY RIGHTS INFRINGEMENT BY RSA.
              --------------------------------------

          7.1 Subject to the limitations set forth below, RSA, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against DCI on the basis of infringement of any United States patent, copyright or trade secret in the field of cryptography by the software described on Exhibit B delivered by RSA to DCI hereunder or any claim that RSA has no
   ---------
right to transfer and assign such software hereunder; and (ii) pay any final judgment entered or settlement against DCI on such issue in any such suit or proceeding defended by RSA. RSA shall have no obligation to DCI pursuant to this Section 7.1 unless: (A) DCI gives RSA prompt written notice of the claim;
(B) RSA is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (C) the claim is based on the software delivered in accordance with this Assignment. RSA shall have no obligation under this Section 7.1 if DCI shall have modified the software described on Exhibit B and except for such
             ---------

RSA Data Security, Inc.
Assignment
Page 9

modifications the software described
on Exhibit B would not have infringed on any such patent, copyright or trade
   ---------
secret. In the event RSA accepts provisional responsibility hereunder and it is determined by any final judgment that RSA was not liable hereunder because of such modifications, DCI shall reimburse RSA for all expenses incurred by it in connection with this Section 7.1.

          7.2 If RSA receives notice of an alleged infringement, RSA shall have the right, at its sole option, to obtain the right to continue use of the software or to replace or modify the software so that it is no longer infringing; provided, that such replacement or modified software performs comparably to that which it replaces.

          7.3 WITHOUT LIMITING DCI'S RIGHTS AND REMEDIES UNDER ANY OTHER AGREEMENT, THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 7.1 AND 7.2 CONSTITUTE THE ENTIRE OBLIGATION OF RSA AND THE EXCLUSIVE REMEDIES OF DCI CONCERNING RSA'S PROPRIETARY RIGHTS INFRINGEMENT UNDER THIS AGREEMENT.

           8.   INDEMNITY.   RSA shall indemnify, hold harmless, reimburse and
defend DCI against any loss, liability or other damages, including reasonable costs of investigation, interest, penalties and attorneys' and accountants' fees incurred in connection with, or arising from, or attributable to (i) any breach or inaccuracy in any representation or warranty made by RSA under this Assignment, and (ii) any breach or failure to perform any covenant or agreements of RSA under this Assignment.

RSA Data Security, Inc.
Assignment
Page 10

           9.   MISCELLANEOUS.

          9.1 GOVERNING LAWS. IT IS THE INTENTION OF THE PARTIES HERETO THAT THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, U.S.A.

(IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS ASSIGNMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES HEREBY EXCLUDE THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS FROM THIS ASSIGNMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS ASSIGNMENT OR ARISING OUT OF OR BASED UPON THIS ASSIGNMENT OR THE BUSINESS RELATIONSHIP BETWEEN ANY OF THE PARTIES HERETO SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SAN MATEO, CALIFORNIA, U.S.A.

          9.2   BINDING UPON SUCCESSORS AND ASSIGNS.
Subject to, and unless otherwise provided in, this Assignment, each and all of the covenants, terms, provisions, and agreements contained herein shall be binding upon, and inure to the benefit of, the permitted successors, executors, heirs, representatives, administrators and assigns of the parties hereto.

          9.3  ENTIRE AGREEMENT.  This Assignment, the exhibits hereto, the
               -----------------
documents referenced herein, and the exhibits thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior

RSA Data Security, Inc.
Assignment
Page 11

and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

          9.4  SURVIVAL OF AGREEMENTS.  All covenants, agreements,
               -----------------------
representations and warranties made herein shall survive the execution and delivery of this Assignment and the consummation of the transactions contemplated hereby.

          9.5  ATTORNEYS FEES.
               ---------------

          9.5.1 Should suit or arbitration be brought to enforce or interpret any part of this Assignment, the prevailing party shall be entitled to recover reasonable attorneys' fees to be fixed by the court or arbitrator (including without limitation, costs, expenses and fees on any appeal). If either party to this Assignment shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Assignment, the losing party shall pay to the prevailing party a reasonable sum for attorneys' fees incurred in bringing such suit and enforcing any judgment granted therein, all of which shall be deemed to have accrued upon the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Any judgment or order entered in such action shall contain a specific provision providing for the recovery of attorney fees and costs incurred in enforcing such judgment.
For the purposes of this section, attorney fees shall include, without limitation, fees incurred in the following: (i) postjudgment motions; (ii) contempt proceedings; (iii) garnishment, levy, and debtor and third party examinations; (iv) discovery; and (v) bankruptcy litigation.

RSA Data Security, Inc.
Assignment
Page 12

          9.5.2  In addition to attorneys' fees recoverable pursuant to Section
9.5.1 above, the prevailing party in any suit or arbitration shall be entitled to recover its reasonable attorneys' fees incurred in enforcing the final judgment or arbitration award. Such right to attorneys' fees pursuant to this Section 9.5.2 is severable from the other provisions of this agreement, shall survive the initial judgment or award in favor of the prevailing party, and is not to be deemed to be merged into such judgment or award.

          9.6  NOTICES.   Whenever any party hereto desires or is required to
               --------
give any notice, demand or request with respect to this agreement, each such communication shall be in writing and shall be given or made by, telecopy, telegraph, cable, mail or other delivery and telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the addresses specified below:

RSA:         RSA Data Security, Inc.
             100 Marine Parkway, Suite 500
             Redwood City, CA  94065
             Attn:  President
If to RSA,         Timothy Tomlinson, Esq.
with a copy to:    Tomlinson Zisko Morosoli & Maser
                   200 Page Mill Road, Second Floor
                   Palo Alto, California  94306
DCI:               Digital Certificates International, Inc.
                   100 Marine Parkway
                   Suite 500
                   Redwood City, CA  94054
                   Attn:  President

     Except as may be otherwise provided elsewhere in this Assignment, all such communications shall be deemed to have been duly given when transmitted by telecopier

RSA Data Security, Inc.
Assignment
Page 13

with verified receipt by the receiving telecopier, when delivered to the telegraph or cable office, when personally delivered, or in the case of a mailed notice, five (5) days after being deposited in the United States certified or registered mail, postage prepaid. Any party may change its address for such communications by giving notice thereof to the other parties in conformance with this section.

          9.7  FURTHER ASSURANCES.  Each party agrees to cooperate fully with
               -------------------
the other parties and to execute such further instruments, documents and agreements and to give such further written assurances, as may be reasonably requested by any other party, to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Assignment.

          9.8  FOREIGN RESHIPMENT LIABILITY.  THIS ASSIGNMENT IS EXPRESSLY MADE
               ----------------------------
SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF SOFTWARE, DERIVATIVE SOFTWARE OR APPLICATION PROGRAMS OR OF INFORMATION ABOUT SUCH SOFTWARE, DERIVATIVE SOFTWARE OR APPLICATION PROGRAMS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS ASSIGNMENT TO THE CONTRARY, DCI SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY SOFTWARE, DERIVATIVE SHOFTWARE OR APPLICATION PROGRAM OR INFORMATION PERTAINING THERETO TO ANY COUNTRY OR DESTINATION OR PERMIT ITS TRANSHIPMENT TO ANY COUNTRY

RSA Data Security, Inc.
Assignment
Page 14

OR DESTINATION FOR WHICH SUCH GOVERNMENT OR ANY
AGENCY THEREOF
REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

          9.9  ABSENCE OF THIRD PARTY BENEFICIARY RIGHTS.  No provisions of this
               -----------------------------------------
Agreement are intended nor shall be interpreted to provide or create any third party beneficiary rights or any other rights of any kind in any client, customer, affiliate, shareholder, or partner of any party hereto or any other person; unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely between the parties to this Assignment.

          IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first hereinabove written.
                              RSA DATA SECURITY, INC.
                              By:   /S/ D. James Bidzos
                                    -------------------
                              Its: President
                                   ---------

                              DIGITAL CERTIFICATES
                                INTERNATIONAL, INC.
                              By:   /S/ D. Cowan
                                    ------------
                              Its: Chairman of the Board
                                   ---------------------

                                   EXHIBIT A
                                   ---------
                                   ROOT KEYS
Commercial Hierarchy Root Key
Secure Server Hierarchy Root Key
Intra-Organization Only Hierarchy Root Key
Low Assurance Hierarchy Root Key
Persona Root Key

                                   EXHIBIT B
                                   ---------
                               SOFTWARE PRODUCTS

CIS Software         Certificate Issuing Software including the user interface
                     and management of the CIS hardware and certificate database

CSC CIS              Internal software used by RSA Certificate Services to
                     manage the services
SoftCIS              Software - only certificate issuing product
Persona Responder    Automatic, anonymous certificate issuing for Internet
                     user's testing and play
Co-Issuer Tool       Software that allows co-issuer customers to preview
                     certificate requests and forward them to RSA Certificate
                     Services
Co-Issuer Software   Software that allows RSA Certificate Services to manage
                     private keys and sign data and other files on behalf of
                     co-signer customers.
IVR Software         Software component of the Integrated Voice Response system that provides certificate status via telephone
WinSign              Software utility under development that provides for a
                     digital signature creation and verification capability in
                     the Windows environment
Conversion Utility   Software that converts Macintosh signers to PC format
                     certificates
rsaSign/rsaCheck     Software application providing digital signature creation
                     and verification capabilities

                                   EXHIBIT C
                                   ---------
                                  CIS HARDWARE

CIS Hardware              Secure Certificate Signing Unit (CSU) hardware
                          provided by BBN
Datakey Reader(s)         Used for Co-Signing business

                                   EXHIBIT D
                                   ---------

                          Tangible Personal Property


IVR                     (1) Integrated Voice Response system

BBN CSU Inventory       (4) used internally
                        (1) on loan to prospect
                        (9) in inventory

DataKey Inventory       (80) Short Datakeys
                        (2) Long Datakeys

Safes                   (2) Sentry Model 1250 Personal Safes
                        (2) Medium Size Mosler Safes
                        (1) 4-Drawer Mosler File Cabinet

Macintosh Computers     (1) Centris 610        (DI, ST)
                        (1) Quadra 650         (PH)
                        (2) Quadra 800         (JP, GP)

IBM Compatible PCs      (1) Gateway PC Clone (Pentium 66 MHz)  (JP)
                        (1) Dell Latitude XP Notebook          (ST)

Servers:                (1) Sun SPARCserver 10

Other Hardware          (1) Apple Laser Writer Select Laser Printer

                                   EXHIBIT E
                                   ---------

                                   Contracts

1. RSA Commercial Hierarchy Certified Agreement between RSA Data Security, Inc. and Apple Computer, Inc., dated November 5, 1993.

2. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security, Inc. and Apple Computer, AB., dated June 3, 1994.*

3. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security, Inc. and Cisco Systems, Inc., dated November 1, 1994.

4. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Security, Inc. and Consensus Development Corporation, dated April 5, 1994.

5. RSA Commercial Hierarchy Certifier Agreement between RSA Data Security and ESL, Inc., dated April 19, 1994.

6. RSA Commercial Hierarchy Trusted Third Party Service Provider Agreement between RSA Data Security, Inc. and Fix, Inc., dated May 24, 1994.

7. RSA Data Security, Inc. Co-Signer Agreement between RSA Data Security and General Magic, Inc., dated December 5, 1993.

8. RSA Commercial Hierarchy Certifier Agreement between RSA Data Security, Inc. and Lawrence Livermore National Laboratory, dated June, 1994.

9. RSA Certificate Services Agreement Co-Issuer Agreement between RSA Data Security, Inc. and Norwest Bank Minnesota, National Association, dated September 27, 1994.

10. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security, Inc. and RSA Data Security, Inc., dated August 2, 1994.

11. RSA Commercial Hierarchy Certifier Agreement between RSA Data Security, Inc. and San Joaquin Delta Community College District, dated May 3, 1994.

12. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security and Shana Corporation, dated February 10, 1994.

13. BBN Communications Source Code Software License Agreement between BBN Communications and RSA Data Security, Inc. dated October 5, 1992

--------------------

* Consent to assignment required.

14. Value Added Reseller Agreement between BBN Communications, A Division of Bolt Beranek and Newman, Inc. and RSA Data Security, Inc. dated October 7, 1992.

15. Software License Agreement for BBN Software between BBN Systems and Technologies and RSA Data Security, Inc., signed September 22, 1994.

16. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security, Inc. and CommerceNet, signed March 24, 1995.

17. RSA Commercial Hierarchy Co-Issuer Agreement between RSA Data Security, Inc. and CommerceNet, signed March 10, 1995.

18. RSA Commercial Hierarchy Certifier Agreement between RSA Data Security, Inc. and NTT Electronics Technology Corporation, dated January 10, 1995.

                              Partial Assignment
                              ------------------


RSA will assign all rights to receive revenue under and all rights to enforce the following sections to the following documents and DCI will assume all obligations under such sections:

1. Sections 2.1.5, 2.2.4, 5.2 and 5.15 of that certain Technology Software License Agreement between RSA and Microsoft Corporation dated May 24, 1991.*

2. Sections 2.3 and 7 of that certain Second Encryption Software License Agreement between RSA Data Security, Inc. and Apple Computer, Inc. dated as of September 25, 1990.*

3. RSA will assign all rights to enforce the following sections to the following documents:

     3.1 The second sentence of Section 2.3.5 of that certain BSAFE/TIPEM OEM Master License Agreement between RSA and Enterprise Integration Technologies Corporation, a California corporation dated November 21, 1994.

     3.2 The sentence that reads: "Nothing herein shall be construed to permit OEM or any third person to issue certificates to third parties, act as a certification authority, or provide certificate-issuing services, or any fee-generating service associated with the issuance of certificates." appearing on Exhibit "A" dated July 12, 1994 to that certain BSAFE/TIPEM OEM Master License Agreement between RSA and Premenos Corp., a Delaware corporation, dated July 12, 1994.



     -------------------------

     * Consent to assignment required.

                                   EXHIBIT F
                                   ---------

                                   Employees

Name                 Anticipated Title at DCI                Anticipated
                                                             Compensation at DCI
Definitely Will Transfer to DCI
Danny Ivan           Sr. Certificate Services Support Rep.   $40K/year

Patricia Holmes      Certificate Services Support Rep.       $30K/year

George Parsons       Director, Engineering & Operations      $90K + $40K bonus
                                                             at 100% of
                                                             objectives

Most Likely Will Transfer to DCI (RSA Employees)
Jason Paul           Software Engineer                       $70K/year

Web Augustine        VP, Marketing and Sales                 $120K + $30K bonus
                                                             at 100% of
                                                             objectives

Most Likely Will Transfer to DCI (Currently Consultants to RSA)
Andy Leventhal**     Business Development Manager            $70K + $20K bonus
                                                             at 100% of
                                                             objectives

Simon Taylor**       Sales Engineer                          $55K + $15K at 100%
                                                             of objectives

Todd Varland**       Lotus Notes Architect                   $55K + $15K at 100%
                                                             of objectives

Ram Moskovitz**      QA Engineer                             $35K/year

NOTES:    1).  Accrued vacation bonus and expense reimbursement will be paid out by RSA as part of the termination process for employees transferring to DCI. Consequently, all employees will start at DCI without any accrued vacation or sick leave.

          2). Initial review dates for all employees anticipated to be twelve months after hire date at DCI.

          3). ** These consultants are under different contracts with RSA. Compensation shown is anticipated compensation upon hiring by DCI

                                   EXHIBIT G
                                   ---------

            Outstanding Bids, Proposals, Quotations and Commitments


Service Provider Proposals

Spry                        Proposal to issue certificates for end-users of Spry
                            WWW products

National Semiconductor      Proposal to issue certificates for end users of
                            National Semiconductor iPower tokens used in conjunction with Axent's SECURExchange product

Co-Issuer Proposals

Apple Computer              Proposal to co-issue certificates for internal Apple
                            employees

Motorola CIS and co-issuer quotation for certification of internal Motorola employees

CIS Quotations

Trusted Information         Custom hierarchy CIS quotation
 Systems

Sonoma State University

Draper Labs

                                   EXHIBIT H
                                   ---------

         Other Contracts Restricting Third Party Certificate Business


[NONE]